As filed with the U.S. Securities and Exchange Commission on June 5, 2026

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23055

USCA All Terrain Fund
(Exact name of registrant as specified in charter)

4444 Westheimer, Suite G500
Houston, TX  77027
(Address of principal executive offices) (Zip code)

The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE  19801
(Name and address of agent for service)

(713) 366-0500
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2026

Item 1. Reports to Stockholders.

USCA All Terrain Fund

Annual Report

March 31, 2026

USCA All Terrain Fund

All Terrain Fund

Final Shareholder Letter (Anaudited)

December 31, 2025

Dear Shareholder,

For the nine-month period ended December 31, 2025 (the “Period”), All Terrain Fund (“ATF”) returned 7.43%, net of fees and expenses, versus 16.11% for a 60/40 blend1 of stocks2 and bonds3. This letter marks the final chapter for ATF, as the Board of Directors determined to wind down and liquidate ATF effective December 31, 2025. Before we discuss the Period in detail, we want to express our deepest gratitude to you, our shareholders, for the trust you have placed in us since inception. It has been a genuine privilege to manage this Fund on your behalf.

	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Period
ATF	0.08%	0.15%	0.59%	-0.40%	1.55%	2.27%	1.35%	0.51%	1.12%	7.43%
Global Equities¹	0.94%	5.99%	4.35%	1.31%	2.64%	3.25%	2.02%	0.31%	0.84%	23.69%
Global Bonds²	2.94%	-0.36%	1.90%	-1.49%	1.45%	0.65%	-0.25%	0.23%	0.26%	5.38%
60/40 Blend³	1.74%	3.45%	3.37%	0.19%	2.16%	2.21%	1.11%	0.28%	0.61%	16.11%

The nine-month period presented an environment that, in many ways, validated the very thesis on which ATF was built. Equity markets surged, with global stocks returning nearly 24% over the Period, driven by resilient corporate earnings, easing inflation, and growing enthusiasm around artificial intelligence and its commercial applications. Fixed income markets offered modest but welcome positive returns as central banks began to ease monetary policy. Yet beneath the strong headline numbers, dispersion remained elevated, and periodic bouts of volatility, including sharp rotations in market leadership, reminded investors that calm headlines can mask turbulent undercurrents.

For traditional 60/40 portfolios, the period was broadly constructive, returning 16.11%. However, the familiar challenge persisted: in moments of stress, stocks and bonds continued to exhibit positive correlation, limiting the diversification benefit investors have historically relied upon. ATF’s multi-manager, multi-strategy approach was designed precisely for this reality, and while a risk-managed, lower-beta strategy will naturally lag a sharply rising market, we believe ATF’s performance over its full life demonstrates the enduring value of genuine diversification.

ATF’s returns during the Period were supported by broad-based contributions across the portfolio. Long/short equity – long bias managers, which represented ATF’s largest strategic allocation, continued to benefit from the shift toward concentrated, fundamentally driven stock selection that we have emphasized in recent years. These managers demonstrated the ability to generate alpha on both sides of the book, capitalizing on the dispersion between winners and losers in a market that has increasingly rewarded rigorous bottom-up analysis.

Multi-strategy managers contributed positively, deploying capital dynamically across opportunity sets as market conditions evolved. Our top positions, including North Rock and Riverview Omni, continued to justify their sizing through differentiated return streams and disciplined risk management. Long/short equity – low market exposure managers delivered the market-neutral profile we seek from this sleeve, providing ballast during periods of broader market volatility.

Global macro generated a differentiated return, once again proving its worth as a source of uncorrelated performance. Managed futures, while continuing to face a challenging environment for trend persistence, remained an important diversifier within the portfolio. As we have noted in prior letters, the value of these strategies is best measured across a full cycle, not in any single period – and over ATF’s full life, their contribution to ATF’s risk-adjusted return profile has been meaningful.

As discussed above, the Board of Directors determined to wind down and liquidate ATF effective December 31, 2025. This decision was not made lightly. After careful deliberation, the Board concluded that considering the share repurchases made during the Period, and ATF’s remaining size and associated structural challenges, this was the appropriate course of action for shareholders. We want to be clear: this decision reflects no loss of conviction in ATF’s investment philosophy. Indeed, we believe the principles underpinning ATF (i.e., genuine diversification, rigorous manager selection, and a focus on risk-adjusted returns) are more relevant today than ever.

Looking back over ATF’s life since inception in July 2015, we are proud of what ATF has delivered. Through a remarkable range of market environments (the 2015–2016 commodity collapse, the volatility shock of early and late 2018, the COVID-induced panic of March 2020, the rapid rate hiking cycle of 2022, and countless episodes of geopolitical uncertainty) ATF achieved what it set out to do. ATF generated an annualized return of 5.37% since inception with a standard deviation of 6.62%, a Sharpe ratio of 0.81, and a beta to global equities of just 0.39. In other words, ATF delivered meaningful positive returns while bearing a fraction of the risk inherent in traditional stock and bond portfolios. We believe that is exactly the promise we made, and we are gratified to have kept it.

We are pleased that ATF’s final chapter was a strong one. The Fund’s 7.43% return for the nine-month period reflects the quality of our underlying managers and the resilience of the multi-strategy approach, even as we worked through the orderly process of redeeming from underlying funds and preparing to return capital to shareholders. To end on a positive note, delivering meaningful absolute returns while maintaining the risk discipline that has defined this Fund, is a fitting conclusion to a strategy that was built to perform through all terrains.

Over more than ten years, it has been our distinct pleasure to serve as stewards of your capital. We have always believed that the true measure of an investment program is not whether it wins every inning, but whether it delivers on its promise across the full game. ATF was built to endure, to protect, and to compound, and we believe it did precisely that.

To our shareholders who have been with us from the beginning, and to those who joined along the way: thank you. Your confidence in our approach allowed us to stay true to our philosophy even in periods when it would have been tempting to chase the market. That discipline, ultimately, is what allowed ATF to deliver the risk-adjusted returns we are proud to report today.

We wish you the very best in your future investment endeavors and are grateful for the opportunity to have been part of your journey.

Sincerely,

Phil Pilibosian, JD/MBA, Portfolio Manager

Bryan Prihoda, MBA/CAIA, Portfolio Manager

Standardized Performance Disclosure

	1-Year	3-Year	5-Year	Since Inception (July 2015)
ATF	10.83%	8.11%	7.80%	5.37%
Global Equities[1]	21.60%	21.71%	12.65%	11.75%
Global Bonds[2]	8.17%	3.98%	-2.15%	1.19%
60/40 Blend[3]	16.19%	14.40%	6.64%	7.62%

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is not a guarantee of future results.

The graph and tables presented above do not reflect the deduction of taxes that a shareholder would pay on ATF distributions or the sale of ATF shares.

160/40 Blend. The 60/40 Blend represents the performance of a portfolio that consists 60% of the MSCI World Index and 40% of the Bloomberg Global Aggregate Bond Index rebalanced monthly. Investors cannot invest directly in an index.

2MSCI World Index. The MSCI World Index captures large- and mid-cap representation across 23 Developed Markets (DM) countries. With 1,648 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Investors cannot invest directly in an index.

3Bloomberg Global Aggregate Bond Index. The Bloomberg Global Aggregate Bond Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. There are four regional aggregate benchmarks that largely comprise the Global Aggregate Bond Index: the US Aggregate (USD300mn), the Pan-European Aggregate, the Asian-Pacific Aggregate, and the Canadian Aggregate Indices. The Global Aggregate Bond Index also includes Eurodollar, Euro-Yen, and 144A Index-eligible securities, and debt from five local currency markets not tracked by the regional aggregate benchmarks (CLP, MXN, ZAR, ILS and TRY). A component of the Multiverse Index, the Global Aggregate Bond Index was created in 2000, with index history backfilled to January 1, 1990. Investors cannot invest directly in an index.

USCA All Terrain Fund

Statement of Assets & Liabilities

March 31, 2026

Assets
Cash and Cash Equivalents	$1,076,103
Receivable for funds sold	461,245
Dividend and interest receivable	6,734
Total Assets	1,544,082

Liabilities
Payable to Trustees	5,000
Redemptions payable	1,494,762
Accrued expenses and other liabilities	44,320
Total Liabilities	1,544,082

Commitments and Contingencies (Note 4)

Net Assets	$—

Net Asset Value per Share	$—

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund

Statement of Operations

For the Year Ended March 31, 2026

Investment Income
Interest income	$96,827
Other income	941
Total Investment Income	97,768

Expenses
Investment advisory fees (Note 4)	158,661
Portfolio accounting and administration fees	73,890
Legal fees	5,110
Compliance fees	44,775
Transfer agent fees and expenses	28,387
Audit fees	37,800
Tax return fees	32,875
Trustees’ fees	10,417
Registration fees	28,539
Custody fees	8,724
Insurance expense	25,341
Other expenses	5,000
Total Expenses	459,519
Fees Waived by Adviser (Note 4)	(80,665)
Net Expenses	378,854
Net Investment Income/(Loss)	(281,086)
Realized and Unrealized Gain/(Loss) on Investments
Net realized gain/(loss) on sale of investments	12,922,216
Net realized gain/(loss)	12,922,216
Net change in unrealized appreciation/(depreciation) on investments	(10,559,295)
Net change in unrealized appreciation/(depreciation)	(10,559,295)
Net gain/(loss) from Investments	2,362,921
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,081,835

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund

Statements of Changes in Net Assets

	For the Year	For the Year
	Ended March 31,	Ended March 31,
	2026	2025

Change in Net Assets Resulting from Operations
Net investment income/(loss)	$(281,086)	$(492,732)
Net realized gain/(loss)	12,922,216	16,766,810
Net change in unrealized appreciation/(depreciation) on investments	(10,559,295)	(15,017,493)
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,081,835	1,256,585

Change in Net Assets Resulting from Capital Transactions
Proceeds from shares sold	175,000	2,355,000
Payments for shares redeemed	(29,836,721)	(54,765,018)
Net Increase/(Decrease) in Net Assets Resulting from Capital Transactions	(29,661,721)	(52,410,018)

Net Increase/(Decrease) in Net Assets	(27,579,886)	(51,153,433)
Net Assets, Beginning of Year	27,579,886	78,733,319
Net Assets, End of Year	$—	$27,579,886

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund

Statement of Cash Flows

For the Year Ended March 31, 2026

Cash Flows from Operating Activities
Net increase/(decrease) in net assets resulting from operations	$2,081,835
Net realized (gain)/loss on sale of investments	(12,922,216)
Net change in unrealized (appreciation)/depreciation on investments	10,559,295
Net (increase)/decrease in dividend and interest receivable	(2,160)
Net (increase)/decrease in prepaid expenses	2,683
Net increase/(decrease) in investment advisory fee payable	(11,538)
Net increase/(decrease) in custodian payable	(666,585)
Net increase/(decrease) in payable to Trustees	1,667
Net increase/(decrease) in accrued expenses and other liabilities	(122,482)
Purchases of investment securities	(1,500,000)
Sales of investment securities	33,449,016
Net cash provided/(used) by operating activities	30,869,515

Cash Flows from Financing Activities
Proceeds from shares sold	175,000
Payments for shares redeemed, net of change in redemptions payable	(29,968,412)
Net cash provided/(used) in financing activities	(29,793,412)

Net Change in Cash	1,076,103
Cash - Beginning of Year	—
Cash - End of Year	$1,076,103

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund

Financial Highlights

	For the Year Ended

	March 31, 2026	March 31, 2025		March 31, 2024	March 31, 2023	March 31, 2022

Per Share Operating Performance
Beginning net asset value	$1,612.40	$1,580.47		$1,394.24	$1,358.91	$1,261.98

Loss From Investment Operations
Net investment income/(loss)(1)	(24.21)	(16.58)		(14.58)	(14.62)	(15.83)
Net gain/(loss) from investments	198.76	48.51		200.81	49.95	112.76

Total from Investment Operations	174.55	31.93		186.23	35.33	96.93

Net Asset Value before redemption payable	1786.95
Net Asset Value of the Redemptions payable	(1786.95)

Ending Net Asset Value	$—	$1,612.40		$1,580.47	$1,394.24	$1,358.91

Total return	10.83%	2.02%		13.36%	2.60%	7.68%

Supplemental Data and Ratios
Net assets, end of year	$—	$27,579,886		$78,733,319	$75,084,438	$72,232,227
Ratio of expenses to weighted average net assets before (waiver) recoupment(2)	2.14%	1.74	%(3)	1.27%	1.28%	1.24%
Ratio of expenses to weighted average net assets after (waiver) recoupment(2)	1.75%	1.67	%(3)	1.27%	1.28%	1.24%
Ratio of net investment income/(loss) to weighted average net assets before (waiver) recoupment(2)	(1.68)%	(1.10)%		(1.00)%	(1.08)%	(1.19)%
Ratio of net investment income/(loss) to weighted average net assets after (waiver) recoupment(2)	(1.31)%	(1.04)%		(1.00)%	(1.08)%	(1.19)%
Portfolio turnover rate	15.53%	6.56%		8.07%	17.89%	16.90%

(1) Calculated using average shares outstanding method.

(2) Ratios do not reflect the Fund’s proportionate share of the income and expenses including performance fees/allocations, of the Underlying Funds.

(3) Expense ratio exceeds the expense cap because the voluntary expense waiver was only in effect for a portion of the year. See Note 4 in the Notes to the Financial Statements regarding the voluntary expense waiver.

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund

Notes to Financial Statements

March 31, 2026

1.	Organization

USCA All Terrain Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on January 13, 2015, and commenced operations on July 1, 2015. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, tender-offer, management investment company. Shares are sold only to eligible investors, that is those that represent that they are “accredited investors” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended. The Fund’s investment objective is to seek long-term risk-adjusted returns that are attractive as compared to those of traditional public equity and fixed income markets. The Fund is non-diversified and pursues its investment objective using a multi-manager, fund-of-funds approach by investing predominantly in non-affiliated collective investment vehicles, including privately-offered investment funds commonly known as “hedge funds” and publicly traded funds, including exchange-traded funds and mutual funds (collectively, the “Underlying Funds”).

The Fund is managed by USCA Asset Management LLC (the “Advisor” or “USCA”). The Advisor is an investment adviser registered with the Securities and Exchange Commission (“SEC”).

The Fund’s Board of Trustees (the “Board” or “Trustees”) has overall responsibility for monitoring and overseeing the Fund’s investment program, management and operations.

On October 21, 2025, the Board of Trustees of the USCA All Terrain Fund announced that it was in the best interests of Fund shareholders that the Fund cease operations and determined to close the Fund and redeem all outstanding shares. The Fund began liquidating its portfolio, which concluded as of December 31, 2025, and invested the proceeds in cash or cash equivalents (such as money market funds) until the final distributions were made to shareholders in January 2026 and May 2026.

2.	Significant Accounting Policies

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and applies the specialized accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. The functional and reporting currency of the Fund is the U.S. dollar. Following are the significant accounting policies adopted by the Fund:

A. Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of income, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Fund Expenses

The Fund bears its own operating expenses subject to an expense limitation and reimbursement agreement discussed in Note

4. These operating expenses include, but are not limited to: the compensation and expenses of any employees of the Trust and of any other persons rendering any services to the Fund (including any sub-adviser); clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund’s shares that the Fund is authorized to pay. The Fund indirectly bears its portion of the expenses of the Underlying Funds. Therefore, the Underlying Funds’ expenses are not included in the Fund’s Statement of Operations or Financial Highlights.

USCA All Terrain Fund

Notes to Financial Statements (continued)

March 31, 2026

C. Investment Transactions and Investment Income

Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on an average cost basis. Realized gains and losses on Underlying Funds are recognized at the time of full redemption of the position, with the exception of realized gains and losses from “Private Investment Companies” which are allocated pro rata at the time that the Underlying Fund realizes such profits or losses. Capital gain distributions received are recorded as capital gains as soon as information is available to the Fund. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Securities Transactions requiring payment be received prior to trade date are booked as Prepaid Investments for the value of the payment made.

D. Cash and Cash Equivalents

Cash and cash equivalents include liquid investments of sufficient credit quality with original maturities of three months or less from the date of purchase.

E. Income Taxes

The Fund’s tax year end is December 31. The Fund is treated as a partnership for federal income tax purposes. The Fund has no present intention of making periodic distributions of net income or gains, if any, to investors. Each shareholder is responsible for the tax liability or benefit relating to such member’s distributive share of taxable income or loss. Accordingly, no provision for federal income taxes is reflected in the accompanying financial statements. The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions when the positions are more likely than not to be sustained. Management is not aware of any exposure to uncertain tax positions that could require accrual.

F. Operating Segments

The Fund has adopted FASB ASC Topic 280 Segment Reporting - Improvements to Reportable Segment Disclosures, including ASU No. 2023-07. Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Portfolio Manager (the “Advisor” or “USCA”) serves as the CODM for the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

G. Indemnifications

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

USCA All Terrain Fund

Notes to Financial Statements (continued)

March 31, 2026

3.	Investment Transactions

For the period ended March 31, 2026, the Fund purchased (at cost) and sold interests (proceeds) in investment securities in the amount of $4,100,000 and $31,530,034 (excluding short-term securities), respectively.

4.	Management and Performance Fees, Administration Fees and Custodian Fees

The Fund has entered into an investment advisory agreement with the Advisor. Under the investment advisory agreement, the Fund pays the Advisor a monthly fee, which is calculated and accrued monthly (the “Advisory Fee”), at the annual rate of 0.75% of the Fund’s average monthly net assets. For the period ended March 31, 2026, the Fund incurred $158,661 in advisory fees under the agreement.

The Advisor and the Fund have entered into an expense limitation and reimbursement agreement under which the Advisor has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including all expenses incurred in the business of the Fund (including organizational and offering expenses), but excluding the Fund’s proportional share of (i) fees, expenses, allocations, carried interests, etc. of the underlying investment funds in which the Fund invests (including all acquired fund fees and expenses), (ii) transaction costs, including legal costs and brokerage commissions, of the Fund associated with the acquisition and disposition of primary interests, secondary interests, co-investments, ETF investments, and other investments, (iii) interest payments incurred by the Fund, (iv) fees and expenses incurred in connection with a credit facility, if any, obtained by the Fund, (v) taxes of the Fund, (vi) the fees and expenses of any sub-advisor to the Fund, and (vii) extraordinary expenses of the Fund, which may include non-recurring expenses such as, for example, litigation expenses and shareholder meeting expenses to the extent that they exceed 1.75% per annum of the Fund’s average monthly net assets. In consideration of the Advisor’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Advisor in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) waiver or reimbursement by the Advisor is subject to repayment by the Fund within three years from the date the Advisor waived any payment or reimbursed any expense; and (2) the reimbursement may not be made if it would cause the expense limitation to be exceeded. The expense limitation agreement will remain in effect at least until July 31, 2026, unless the Board approves its modification or termination.

The Fund has engaged U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services, to serve as the Fund’s administrator, fund accountant, and transfer agent.

The Fund has engaged U.S. Bank, N.A. to serve as the Fund’s custodian.

The Fund has engaged ACA Group (“ACA”) to provide compliance services including the appointment of the Funds’ Chief Compliance Officer. ACA is paid a monthly fee for services provided. For the period ended March 31, 2026, the Fund paid ACA a total of $44,775 for services provided.

5.	Trustees and Officers

The Board has overall responsibility for monitoring and overseeing the investment program of the Fund and its management and operations. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of trustees of a registered investment company organized as a corporation. For the period ended March 31, 2026, the Trustees were paid $10,417. All Trustees are reimbursed by the Fund for their reasonable out-of-pocket expenses. One of the Trustees is an employee of the Advisor and receives no compensation from the Fund for serving as a Trustee.

USCA All Terrain Fund

Notes to Financial Statements (continued)

March 31, 2026

With the exception of the Fund’s Chief Compliance Officer, the officers of the Fund are affiliated with the Advisor. All such affiliated officers receive no compensation from the Fund for serving in their respective roles. The Board appointed an external Chief Compliance Officer to the Fund in accordance with federal securities regulations.

6.	Shareholder Transactions

The Fund sells shares on a continual, monthly basis. Shares sold will be priced at the NAV of the Fund determined on the last business day of each month. The Fund may from time to time repurchase shares from shareholders in accordance with written tenders by shareholders at those times, in those amounts, and on those terms and conditions as the Board may determine in its sole discretion. Each such repurchase offer will generally be limited to up to 25% of the net assets of the Fund. In determining whether the Fund should offer to repurchase shares from shareholders, the Board will consider the recommendations of the Advisor.

The Fund had no shares outstanding at March 31, 2026. The Fund issued 108.01 shares through shareholder subscriptions and repurchased 17,212.84 shares through shareholder redemptions during the period ended March 31, 2026. The Fund issued 1,442.04 shares through shareholder subscriptions and repurchased 34,153.60 shares through shareholder redemptions during the year ended March 31, 2025.

7.	Subsequent Events

The Fund has not identified any other subsequent events requiring financial statement disclosure as of March 31, 2026, through the date the financial statements were issued.

As of the finalizing of the financial statements, all remaining distributions have been paid.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
USCA All Terrain Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USCA All Terrain Fund (the “Fund”) as of March 31, 2026, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the relevant ethical requirements relating to our audit, which include standards of the American Institute of Certified Public Accountants (AICPA) Code of Professional Conduct, as well as U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026, by correspondence with the custodian, brokers, and investee funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies within the same investment company complex since 2016.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania
May 30, 2026

USCA All Terrain Fund

Additional Information

March 31, 2026

N-PORT

The Fund will file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-PORT. The Fund’s Form N-PORT will be available without charge by visiting the SEC’s Web site at www.sec.gov.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities for the most recent 12-month period ended June 30th are available to shareholders without charge, upon request by calling the Advisor toll free at (888) 601-8722 or on the SEC’s web site at www.sec.gov.

Board of Trustees

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available upon request without charge by calling the Advisor toll free at (888) 601-8722 or by visiting the SEC’s web site at www.sec.gov.

Forward-Looking Statements

This report contains “forward-looking statements,’’ which are based on current management expectations. Actual future results, however, may prove to be different from expectations. You can identify forward-looking statements by words such as “may’’, “will’’, “believe’’, “attempt’’, “seem’’, “think’’, “ought’’, “try’’ and other similar terms. The Fund cannot promise future returns. Management’s opinions are a reflection of its best judgment at the time this report is compiled, and it disclaims any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

USCA All Terrain Fund

Trustees and Officers

September 30, 2025 (Unaudited)

Independent Trustees

Name, Address and Birth Year	Position/Term of Office and Length Served [a]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years

Barry Knight (Born 1961)	Trustee, Indefinite since September 2021	President of Next Financial Group, Inc. (investment adviser) (September 2006-present); CEO at Next Financial Group, Inc. (September 2006-present).	1	n/a

Paul Wigdor (Born 1968)	Trustee, Indefinite since May 2016 and Chairman since March 2021	Managing Partner at Overlook 4 Holdings (venture investing) (February 2011-present), Managing Director at Ascendant Advisors (February 2011-December 2020), Principal, AWM Services (brokerage services), LLC (February 2011-December 2020), Chief Compliance Officer/Chief Operating Officer of Qapital Invest, LLC (January 2017-March 2024).	1	Global Restaurant Systems (January 2013-present), Private Communications Corp. (November 2010- present), ChartIQ (January 2014-present), USCA Fund Trust (July 2016 – August 2021), Uma Temakeria (August 2014 – November 2017).

Interested Trustees and Officers

Name, Address and Birth Year	Position/Term of Office and Length Served [a]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Officer During the Past Five Years
Phil Pilibosian (Born 1968)[b]	President and Trustee since April 2015	Senior Managing Director at US Capital Advisors LLC (October 2013 - present)	1	Trustee, USCA Fund Trust (July 2016-August 2021)

Bryan Prihoda (Born 1987)	Secretary since April 2015 and Anti-Money Laundering Officer since November 2021	Executive Director at US Capital Advisors LLC (October 2013-present)	n/a	n/a

Kasey de Jonckheere (Born 1979)	Treasurer since October 2022	Chief Financial Officer, US Capital Advisors LLC (August 2022-present); Director of Accounting (January 2021-August 2022); and Controller (January 2018-December 2020)	n/a	n/a

Michael Minella (Born 1971)[c]	Chief Compliance Officer since October 2025	Director and Fund Chief Compliance Officer, ACA Global, LLC, a governance, risk and compliance adviser to financial services companies (September 2022-present); Director of Audit and Risk Strategy & Planning, Fidelity Investments (August 2021-September 2022)	n/a	n/a

a	The term of office for each Trustee and officer listed above will continue indefinitely.
b	Phil Pilibosian is an “Interested Trustee” of the Trust, as that term is defined under the 1940 Act, because of his affiliation with the Advisor.
c	Michael Minella was appointed Chief Compliance Officer as of October 22, 2025.

PRIVACY NOTICE Rev. July 2019
FACTS	WHAT DOES USCA ALL TERRAIN FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■    Social Security number and wire transfer instructions

■    account transactions and transaction history

■    investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the USCA All Terrain Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does USCA All Terrain Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 1-877-259-8722

Who we are
Who is providing this notice?	USCA All Terrain Fund
What we do
How does USCA All Terrain Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does USCA All Terrain Fund collect my personal information?

We collect your personal information, for example, when you

●     Open an account or give us your contact information

●     Make a wire transfer

●     Make deposits or withdrawals from your account

●     Tell us where to send the money

We also collect your personal information from other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●     Sharing for affiliates’ everyday business purposes – information about your creditworthiness

●     Affiliates from using your information to market to you

●     Sharing for nonaffiliates to market to you

●     State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

●     Our affiliates include financial companies such as USCA LLC (f/k/a US Capital Advisors LLC), USCA Asset Management LLC, USCA Securities LLC, U.S. Capital Wealth Advisors LLC, and USCA Municipal Advisors LLC.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ● USCA All Terrain Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● USCA All Terrain Fund doesn’t jointly market.

USCA All Terrain Fund

Fund Service Providers

Trustees and Officers
Phil Pilibosian, President and Trustee
Barry Knight, Trustee
Paul Wigdor, Trustee
Kasey de Jonckheere, Treasurer
Bryan Prihoda, Secretary and Anti-Money Laundering Officer
Michael Minella, Chief Compliance Officer

Investment Advisor
USCA Asset Management LLC
4444 Westheimer Road, Suite G500, Houston, TX 77027

Custodian
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 3rd Floor, Milwaukee, WI 53212

Administrator
U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 4th Floor, Milwaukee, WI 53212

Legal Counsel
Thompson Hine LLP
41 South High Street, Suite 1700, Columbus, OH 43215

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1835 Market St., Suite 310, Philadelphia, PA 19103

Item 2. Code of Ethics.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Barry Knight is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refers to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refers to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refers to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 03/31/2026	FYE 03/31/2025
(a) Audit Fees	$36,000	$35,000
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$28,500	$27,000
(d) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2)The percentage of fees billed by Cohen & Company, LTD. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows, respectively:

	FYE 03/31/2026	FYE 03/31/2025
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser for the last two years.

Non-Audit Related Fees	FYE 03/31/2026	FYE 03/31/2025
Registrant	0	0
Registrant’s Investment Adviser	0	0

(h)
The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i)	Not applicable

(j)	Not applicable

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934 (the “Act”), and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act.  The independent members of the committee are as follows: Barry Knight and Paul Wigdor. The Audit Committee operates pursuant to a written Audit Committee Charter, which is available without charge, upon request, by calling (713) 366-0500.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 9. Proxy Disclosure for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

See Item 1(a).

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to rules established by the SEC under the 1940 Act, the Board has adopted formal, written guidelines for proxy voting by the Fund.  The Board oversees voting policies and decisions for the Fund.

Generally, the Fund will invest in various collective investment vehicles, including privately-offered investment funds commonly known as “hedge funds” and publicly traded funds, including exchange-traded funds and mutual funds.

The Fund exercises its proxy voting rights with regard to the companies in the Fund’s portfolio, with the goals of maximizing the value of the Fund’s investments, promoting accountability of a company’s management and board of directors to its shareholders, aligning the interests of management with those of shareholders, and increasing transparency of a company’s business and operations.  Based on the nature of the Fund’s investments, proxy voting procedures will not be applicable.  If required, the following procedures would be utilized.

In general, the Board believes that the Adviser, which selects the individual securities that are part of the Fund’s portfolio, are the most knowledgeable and best suited to make decisions about proxy votes.  Therefore, the Fund defers to and relies on the Adviser to make decisions on casting proxy votes.

The Fund may invest in other investment companies in excess of the limitations in section 12(d)(1) of the 1940 Act. The Fund will avail itself of the safe harbor of section 12(d)(1)(F) of the 1940 Act.  Under Section 12(d)(1) of the 1940 Act, a fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.  However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund; and (ii) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½%.  Therefore, the Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions unless it is determined that the Fund is not relying on Section 12(d)(1)(F):

•	when the Fund exercises voting rights, by proxy or otherwise, with respect to any investment company owned by the Fund, the Fund will either:

o	seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

o	vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

The Adviser provides quarterly certifications with respect to its adherence to its proxy voting policies and procedures.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  Information is presented as of March 31, 2026.

USCA Asset Management LLC

(2)	The following table provides information about the other accounts managed on a day-to-day basis by the portfolio managers (on a sole or shared basis) as of March 31, 2026.

Other Accounts by Type	Total Number of Accounts by Account Type	Total Assets By Account Type ($ Millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee

Registered investment companies	-	-	-	-
Other pooled investment vehicles	1	$21.7	-	-
Other accounts	183	$436.5	-	-

*
The accounts and assets included above are those for which Mr. Pilibosian provides discretionary or non-discretionary management, utilizing a variety of investment classes and strategies, including equities, fixed income and alternative investments.  Mr. Prihoda does not manage any pooled investment vehicles or accounts on a day-to-day basis other than the Fund.

Conflicts of Interest

The Advisor may provide investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Fund ("Adviser Accounts").  The Fund has no interest in these activities. The Advisor and the investment professionals, who on behalf of the Advisor, provide investment advisory services to the Fund, are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Adviser Accounts.  Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate.  Because the portfolio managers may manage assets for Adviser Accounts such as other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), or may be affiliated with such Adviser Accounts, there may be an incentive to favor one Adviser Account over another, resulting in conflicts of interest. For example, the Advisor may, directly or indirectly, receive fees from Adviser Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on the Adviser Account.  In those instances, a portfolio manager may have an incentive to not favor the Fund over the Adviser Accounts. The Advisor has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

(3)	The following compensation information is presented as of March 31, 2026.

The Advisor

Mr. Pilibosian receives a fixed percentage of all or a portion of the advisory fee revenues associated with the portfolios for which he is involved, including the Fund.  Mr. Prihoda receives a salary and bonus, which includes a fixed percentage of all or a portion of the advisory fee revenues associated with the Fund.

Item 14. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 16. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not Applicable

(b)	Not Applicable

Item 19. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Filed herewith.

(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).  Filed herewith.

(4)
Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not Applicable.

(5)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  USCA All Terrain Fund

By (Signature and Title) /s/ Phil Pilibosian
                                                           Phil Pilibosian, President/ (Principal Executive Officer)

Date:              6/5/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title  /s/ Phil Pilibosian
                                             Phil Pilibosian, President/ (Principal Executive Officer)

Date:             6/5/2026

By (Signature and Title) /s/ Kasey de Jonkheere
                                             Kasey de Jonkheere, Treasurer/ (Principal Financial Officer)

Date:           6/5/2026